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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (SEC File No. 33-48270 and SEC File No. 33-33190) and Form S-3 (SEC File No. 333-41971).

                                            /S/  ARTHUR ANDERSEN LLP

San Antonio, Texas
November 24, 1998